                                   EXHIBIT 24

                                POWER OF ATTORNEY

STATE OF ALABAMA                )
COUNTY OF LAUDERDALE            )

                                POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints William H. Martin, III, James D. Wilson and James W. Truitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                     /s/ WILLIAM D. BIGGS
                                               --------------------------------
                                                         William D. Biggs

STATE OF ALABAMA                )
COUNTY OF LAUDERDALE            )

                                POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints William H. Martin, III, James D. Wilson and James W. Truitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                     /s/ HERBERT J. DICKSON
                                               ---------------------------------
                                                         Herbert J. Dickson

STATE OF ALABAMA                )
COUNTY OF LAUDERDALE            )

                                POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints William H. Martin, III, James D. Wilson and James W. Truitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                     /s/ BILL G. HUGHEY
                                                -------------------------------
                                                         Bill G. Hughey

STATE OF ALABAMA                )
COUNTY OF LAUDERDALE            )

                                POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints William H. Martin, III, James D. Wilson and James W. Truitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                     /s/ JIM D. CAUDLE, SR.
                                                --------------------------------
                                                         Jim D. Caudle, Sr.

STATE OF ALABAMA                )
COUNTY OF LAUDERDALE            )

                                POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints William H. Martin, III, James D. Wilson and James W. Truitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                      /s/ CHARLES R. MARTIN
                                                 -------------------------------
                                                          Charles R. Martin

STATE OF ALABAMA                )
COUNTY OF LAUDERDALE            )

                                POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints William H. Martin, III, James D. Wilson and James W. Truitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                  /s/ LOUIS J. MARTIN, II
                                              ----------------------------------
                                                      Louis J. Martin, II

STATE OF ALABAMA                )
COUNTY OF LAUDERDALE            )

                                POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints James D. Wilson and James W. Truitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                    /s/ WILLIAM H. MARTIN, III
                                                -------------------------------
                                                        William H. Martin, III

STATE OF ALABAMA                )
COUNTY OF LAUDERDALE            )

                                POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints William H. Martin, III, James D. Wilson and James W. Truitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                    /s/ RODERICK V. SCHLOSSER
                                                --------------------------------
                                                        Roderick V. Schlosser

STATE OF ALABAMA               )
COUNTY OF LAUDERDALE           )

                               POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints William H. Martin, III and James D. Wilson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                       /s/ JAMES W. TRUITT
                                                   -----------------------------
                                                           James W. Truitt

STATE OF ALABAMA                )
COUNTY OF LAUDERDALE            )

                                POWER OF ATTORNEY
             (Dividend Reinvestment and Direct Stock Purchase Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Martin Industries, Inc., whose signature appears below, hereby constitutes and appoints William H. Martin, III and James W. Truitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Martin Industries, Inc. on Form S-3 relating to the offering of up to 200,000 shares of the common stock, $0.01 par value, of Martin Industries, Inc. pursuant to the Martin Industries, Inc. Dividend Reinvestment and Direct Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 15th day of July, 1997.

                                                          /s/ JAMES D. WILSON
                                                       -------------------------
                                                              James D. Wilson